EXHIBIT 99.01

November 12, 2013 AllianceBernstein: Stronger Today and for the Future Bank of America Merrill Lynch Banking & Financial Services Conference Peter S. Kraus Chairman and Chief Executive Officer Sharon E. Fay Head of Equities

AllianceBernstein.com * Peter S. Kraus Chairman and Chief Executive Officer

AllianceBernstein.com Cautions Regarding Forward-Looking Statements * Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AllianceBernstein’s Form 10-K for the year ended December 31, 2012 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements,” and those listed above, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.

AllianceBernstein.com * Long-Term Strategy for Growth: Four Pillars

AllianceBernstein.com * Five Years of Successful Execution

AllianceBernstein.com * Sharon E. Fay Head of Equities

AllianceBernstein.com Rethinking the Roles of Asset Classes *

AllianceBernstein.com Client Equity Allocations Continue to Evolve *

AllianceBernstein.com Key Objectives Improve performance Bring better balance to offering Retain, elevate and attract talent Evolution of Our Equities Practice: 2010 – 2013 * August 2010 Unified Equity Practice Named Head of AllianceBernstein Equities

AllianceBernstein.com Evolution of Our Equities Practice: 2010 – 2013 *

AllianceBernstein.com Our Culture Underpins Our Success *

AllianceBernstein.com * * Where We Are Today *

AllianceBernstein.com Where We Are Today: Better Balance in Our Client Offering *

AllianceBernstein.com Where We Are Today: Equities Investment Performance * *

AllianceBernstein.com Where We Are Today: Newer Products Performing Well, Ongoing Diversification *

AllianceBernstein.com Where We Are Today: Equity Flows are Stabilizing *

AllianceBernstein.com Where We Are Today: Regaining Traction in Institutional and Retail *

AllianceBernstein.com * Where We Are Today: Diverse Wins*, Flows and Recognition

AllianceBernstein.com Equities Are Still Attractive vs. Bonds *

AllianceBernstein.com Where We Are Today: We Believe the Value Rebound Has Only Just Begun *

AllianceBernstein.com * * * Our Equity Practice: A Stronger Position Today and for the Future

AllianceBernstein.com * Q & A

AllianceBernstein.com * Appendix

AllianceBernstein.com Firmwide Overview: Year-to-Date 2013 *

AllianceBernstein.com Financial Highlights: Year-to-Date 2013 *

AllianceBernstein.com Region: Global Division: Global Name: Screenshow End Page Use: Between speakers and as an end page for a Screenshow presentation Not used for a standard print book Do not re-size logo Other: